UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 10, 2016

Virginia Electric and Power Company

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-55337	54-0418825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 10, 2016, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with BNP Paribas Securities Corp., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as Representatives for the underwriters named in the Underwriting Agreement, for the sale of $400,000,000 aggregate principal amount of the Company’s 2016 Series B 2.95% Senior Notes due 2026 and $500,000,000 aggregate principal amount of the Company’s 2016 Series C 4.00% Senior Notes due 2046. Such Senior Notes, which are designated the 2016 Series B 2.95% Senior Notes due 2026 and the 2016 Series C 4.00% Senior Notes due 2046, are Senior Debt Securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on December 19, 2014 (File No. 333-201153). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Thirty-Second and Thirty-Third Supplemental Indentures to the Company’s June 1, 1998 Senior Indenture, as amended, pursuant to which the Senior Notes will be issued, are filed as Exhibits 4.3 and 4.4 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated November 10, 2016, among the Company and BNP Paribas Securities Corp., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc., as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Form of Senior Indenture, dated June 1, 1998, between the Company and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as Trustee (the Original Trustee) (Exhibit 4(ii), Form S-3, Registration Statement, File No. 333-47119, as filed on February 27, 1998, incorporated by reference).

4.2	Form of Nineteenth Supplemental and Amending Indenture to the Senior Indenture dated November 1, 2008 by and among the Company, the Original Trustee and U.S. Bank National Association, as Series Trustee (Exhibit 4.2, Form 8-K, File No. 001-02255, as filed on November 5, 2008, incorporated by reference).

4.3	Thirty-Second Supplemental Indenture to the Senior Indenture pursuant to which the 2016 Series B 2.95% Senior Notes due 2026 will be issued. The form of the 2016 Series B 2.95% Senior Notes due 2026 is included as Exhibit A to the Thirty-Second Supplemental Indenture.*

4.4	Thirty-Third Supplemental Indenture to the Senior Indenture pursuant to which the 2016 Series C 4.00% Senior Notes due 2046 will be issued. The form of the 2016 Series C 4.00% Senior Notes due 2046 is included as Exhibit A to the Thirty-Third Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY
Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Senior Vice President – Mergers & Acquisitions and Treasurer

Date: November 16, 2016